UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2006
                                                         ------------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-9390                   95-2698708
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)           Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                 92123
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(Address of principal executive offices)                        (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   AMENDMENT OF PERFORMANCE BONUS PLAN
            -----------------------------------

         On February 17, 2006 the shareholders of Jack in the Box Inc. (the "Company") approved the Amended and Restated Performance Bonus Plan. The company's shareholders previously approved the Performance Bonus Plan in 2001. As set forth in the Jack in the Box Inc. Proxy Statement dated January 13, 2006, the Amended and Restated Performance Bonus Plan is intended to qualify as a performance-based compensation plan for purposes of Section 162(m) of the Internal Revenue Code (the "Code") and to permit the Company to receive a federal income tax deduction for payment of performance-based compensation to eligible employees. Section 162(m) of the Code requires that such plans be approved by shareholders of public companies every five years. In addition, the amendment to the Performance Bonus Plan revised the business criteria used as performance goals, limited awards to cash awards and provided for the pro-ration of awards based on the eligible employee's time in position.

         A copy of the Amended and Restated Performance Bonus Plan is attached as Exhibit 10.7 to this report.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.         Description
-------       ---------------
 10.7         Amended and Restated Performance Bonus Plan



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.

                                          By:      JERRY P. REBEL
                                                   ----------------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: February 20, 2006